UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  reported)     July  19, 2000
                                                    -----------------


                               SUNFLOWER (USA), LTD
                   -------------------------------------------
             (Exact name of registrant as specified in its chapter)

                  Nevada         82-0349651           0-28239
            --------------       ------------    -------------------
(State or other jurisdiction     (Commission       (IRS Employer
        of incorporation          File Number)     Identification No.)

           764 Industry Drive, Tukwila, WA                98188
           -------------------------------                -----
         (Address of principal executive offices)       (Zip Code)



Registrant's  telephone  number,  including  area  code  (206) 394-9701
                                                        ----------------


            ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
-----------------------------------------

Mr. Xiao Jun Zhang (Joy King Chang), Director of SunFlower (USA), Ltd., resigned effective as of Monday, July 17, 2000.

Mr. Paul Xian Bao Meng, President of SunFlower (USA), Ltd., has taken direct control of North American operations. See attached Form 8-K Exhibit, SunFlower
(USA),  Ltd.,  News  Release.

FORM  8-K  (EXHIBIT)
SunFlower  (USA),  Ltd.                                            News  Release
--------------------------------------------------------------------------------

FOR  IMMEDIATE  RELEASE
-----------------------
July  17,  2000

                   SunFlower Names Paul X. B. Meng, President
                   And Expands Operations in the United States


     Tukwila, WashingtonJuly 17, 2000SunFlower (USA) Ltd., a manufacturer of copper pipe and metal alloys, today announced that Paul X. B. Meng, president of SunFlower's China operations also will have direct control over North American operations, effective immediately.
     "SunFlower is expanding its operations in North America as it continues to seek trading alliances with U.S. and Canadian companies for purchase of raw materials and to offer finished copper products to those markets," said Edward Liu, SunFlower chairman and CEO. "By giving Mr. Meng direct control over both operations, we achieve greater efficiency to support our expansion in these important markets."
     Paul X. B. Meng, 36, has been a director and president of SunFlower Industries, Ltd., located in the Peoples Republic of China, since 1996. He joined SunFlower Industries, Ltd., in 1992. From 1984 to 1992, he was a manager for the Transportation Authority of Shen Yang City. Meng received his Bachelors Degree in Management (1984) from the University of Manchuria.
     Meng replaces former vice president and general manager, J. K. Chang, who left the company to pursue his own career interests.
     SunFlower (USA), Ltd., is a world leader in the production of ISO 9002 certified copper pipes, wire and other alloys used primarily in the utility and power generating industries. Its products are used in high-voltage power transmission lines, turbines, electrical cables, heat exchangers, refrigerators and air conditioners.
                                      -end-

     This press release may contain forward-looking statements, which involve known and unknown risk, uncertainties or other factors that could cause actual results to materially differ from the results, performance, or expectations implied by these forward-looking statements. The Issuer's expectations among other things are dependant upon general economic conditions, continued demand for its products, the availability of raw materials, retention of its key management and operating personnel, as well as other uncontrollable or unknown factors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SUNFLOWER (USA), LTD.
                           -------------------------------
                                     (Registrant)

                                          s/
                     ------------------------------------------
                                     (Signature)*


Date   July  19,  2000            Paul Xian Bao Meng
     -------------------
                                President and Director


*Print  name  and  title  of  the  signing  officer  under  his  signature.
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